                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 1999

                         -----------------------------

                                   YAHOO! INC.
             (Exact name of registrant as specified in its charter)

                                     0-26822
                            (Commission File Number)

                Delaware                                77-0398689
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

                             3420 Central Expressway
                          Santa Clara, California 95051
             (Address of principal executive offices, with zip code)

                                 (408) 731-3300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On May 26, 1999, Yahoo! Inc. ("Yahoo!") acquired Encompass, Inc., a market leader of software designed to give consumers easy and compelling access to the Web. The acquisition, which is being accounted for as a pooling of interests, is valued at approximately $130 million to be paid through the issuance of Yahoo! common stock. Copies of the press release dated as of May 27, 1999 and the Agreement and Plan of Merger dated as of May 19, 1999 are included herein as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference into this Item 5.

On May 28, 1999, Yahoo! completed the acquisition of GeoCities. A copy of the press release is included herein as Exhibit 99.3 and is incorporated by reference into this Item 5.

On May 28, 1999, Yahoo! acquired Online Anywhere, a leading provider of Web delivery solutions for non-PC appliances. The acquisition, which is being accounted for as a pooling of interests, is valued at approximately $80 million to be paid through the issuance of Yahoo! common stock. Copies of the press release dated as of June 2, 1999 and the Agreement and Plan of Merger dated as of May 25, 1999 are included herein as Exhibit 99.4 and 99.5, respectively, and are incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS.

         99.1     Press Release dated May 27, 1999.

         99.2 Agreement and Plan of Merger dated as of May 19, 1999 among Yahoo! Inc., Scarlett Acquisition Corporation, and Encompass, Inc.

         99.3     Press Release dated May 28, 1999.

         99.4     Press Release dated June 2, 1999.

         99.5 Agreement and Plan of Merger dated as of May 25, 1999 among Yahoo! Inc., Airborne Acquisition Corporation, and Online Anywhere.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      YAHOO! INC.



Date:  June 2, 1999                   By:    /s/ Gary Valenzuela
                                             -----------------------------------
                                             Gary Valenzuela
                                             Senior Vice President, Finance and
                                             Administration, and Chief Financial
                                             Officer

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1           Press Release dated May 27, 1999.

   99.2           Agreement and Plan of Merger dated as of May 19, 1999 among
                  Yahoo! Inc., Scarlett Acquisition Corporation, and Encompass,
                  Inc.

   99.3           Press Release dated May 28, 1999.

   99.4           Press Release dated June 2, 1999.

   99.5           Agreement and Plan of Merger dated as of May 25, 1999 among
                  Yahoo! Inc., Airborne Acquisition Corporation, and Online
                  Anywhere.